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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 24, 2007


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                             54-1873112
------------------------                                   ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia             20191
-----------------------------------------------------             -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On August 24, 2007, Greater Atlantic Bank, a wholly-owned subsidiary of the Registrant, completed the sale of its Pasadena, Maryland branch office to Bay-Vanguard Federal Savings Bank, a wholly owned subsidiary of BV Financial, Inc., Baltimore, Maryland.

         A copy of the Registrant's press release announcing the consummation of the sale of the Pasadena branch office to Bay-Vanguard Federal is attached as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information: Not applicable

         (c)  Shell Company Transactions: Not Applicable

         (d)  Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release Dated August 24, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREATER ATLANTIC FINANCIAL CORP.



Date:  August 24, 2007             By: /s/ Carroll E. Amos
                                       -----------------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer



Date:  August 24, 2007             By: /s/ David E. Ritter
                                       -----------------------------------------
                                       David E. Ritter
                                       Senior Vice President and Chief Financial
                                        Officer